INCOME TAXES (Schedule of Reconciliation of Effective Income Tax Rate and Federal Statutory Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Reconciliation of effective income tax rate and the federal statutory rate
Federal tax expenses (benefit) at statutory rate	$ 322	$ (10,962)	$ (10,026)
State tax (benefit)/expense, net of federal income tax benefit			628
Stock compensation expense	463	508	745
Effect of differences in foreign tax rates	4,475	(1,520)	7,772
FASB Interpretation No.48" Accounting for Uncertainty in Income taxes" reserve	(2,465)	(7,433)	618
Change in deferred tax valuation allowance	(3,015)	14,241	1,824
Tax credits	0	0	(535)
Other	1,008	1,004	592
Total Tax Expense (benefit)	$ 788	$ (4,162)	$ 1,618